Exhibit to Item 77C
                   (as filed with the SEC on August 10, 1999)

                   MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES
                              One Financial Center
                                Boston, MA 02111

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                October 20, 1999

TO THE SHAREHOLDERS OF MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES:

      Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Merrill Lynch Funds For Institutions Series (the "Trust") will be held at the offices of Merrill Lynch, One Financial Center, Boston, MA 02111 on October 20, 1999 at 11:45 a.m. for the following purposes:

            (1) To consider and act upon a proposal to amend the Declaration of Trust of the Trust to allow the Trustees to make future amendments to the Declaration of Trust without shareholder authorization provided that the amendment does not materially adversely affect the rights of any shareholder; and

            (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Trustees has fixed the close of business on July 30, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

      A complete list of the shareholders of the Trust entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Trust for any purpose germane to the Meeting during ordinary business hours from and after October 6, 1999, at One Financial Center, Boston, MA 02111. Shareholders are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.


                                        By Order of the Board of Trustees


                                        PHILLIP GILLESPIE
                                        Secretary

Boston, MA 02111
Dated: August 18, 1999

                               Exhibit to Item 77C
                   (as filed with the SEC on August 10, 1999)

                                 PROXY STATEMENT

                         -------------------------------

                   MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES
                              ONE FINANCIAL CENTER
                                BOSTON, MA 02111

                         -------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 20, 1999

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board") of Merrill Lynch Funds For Institutions Series (the "Trust"), to be voted at the Special Meeting of Shareholders of the Trust (the "Meeting") to be held at the offices of Merrill Lynch. One Financial Center, Boston, MA 02111, on October 20, 1999 at 11:45 a.m. The approximate mailing date of this Proxy Statement is August 18, 1999.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. The special meeting of shareholders is being called to consider and act upon a proposal (the "Proposal") to amend the Declaration of Trust of the Trust to allow the Trustees to make future amendments to the Declaration of Trust without shareholder authorization provided that the amendment does not materially adversely affect the rights of any shareholder. Unless instructions to the contrary are marked, proxies will be voted 'FOR' the Proposal to amend the Declaration of Trust. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

      The Board has fixed the close of business on July 30, 1999 (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held and fractional votes for fractional shares held, with no shares having cumulative voting rights. As of July 30, 1999, the Trust had outstanding 22,946,828,359.92 shares of beneficial interest in the Trust, par value $.10 per share for the Merrill Lynch Institutional Tax-Exempt Fund, with 2,133,413,104.88 shares, and par value $.01 per share for the other Funds, consisting of 9,214,837,915.25 shares of the Merrill Lynch Premier Institutional Fund, 8,024,851,969.21 shares of the Merrill Lynch Institutional Fund, 2,412,963,518.05 shares of the Merrill Lynch Government Fund, 809,003,744.28 shares of the Merrill Lynch Treasury Fund, and 351,758,108.25 shares of the Merrill Lynch Rated Institutional Fund. To the knowledge of the Trust, as of July 30, 1999, no entities owned beneficially more than five percent of the outstanding shares of any Fund of the Trust at such date other than: National Association of Attorneys Fees, 750 1st Street, NE, Suite 110, Washington, DC 20002-4257, owning 140,829,608.72 shares of beneficial interest of Merrill Lynch Government Fund representing 5.84% of the Fund, Merrill Lynch Trust Company, Trustee FBO Chrysler Hourly Employees Deferred Pay Plan, P.O. Box 30532, New Brunswick, NJ 08989-0532, owning 492,231,691.96 shares of beneficial interest of Merrill Lynch Premier Institutional Fund representing 5.35% of the Fund, Amerus Group Company, 699 Walnut Street, Suite 1700, Des Moines, IA 50309-3945, owning 31,382,400.78 shares of beneficial interest of Merrill Lynch Rated Institutional Fund representing 8.92% of the Fund, First Union Real Estate Investments, 55 Public Square #1900, Cleveland, OH 44113-1937, owning 43,132,417.38 shares of beneficial interest of the Merrill Lynch Treasury Fund representing 5.34% of the Fund, Korth Family Trust, 57 Crest Road, Piedmont, CA 94611-3303, owning 95,502,639.80 shares of beneficial interest of Merrill Lynch Treasury Fund representing 11.83% of the Fund.

                               Exhibit to Item 77C
                   (as filed with the SEC on August 10, 1999)

Annual Report Delivery

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended April 30, 1999 to any shareholder upon request. Such requests should be directed in writing to State Street Bank and Trust Company, P.O. Box 8118, Boston, Massachusetts 02266-8118 or by telephone to 1-800-225-5150 or 1-800-972-5555.

AMENDMENT TO THE DECLARATION OF TRUST OF THE TRUST

      The proposed Amendment to the Declaration of Trust of the Trust would permit the Trustees to further amend the Declaration of Trust without shareholder approval if the amendment does not materially adversely affect the rights of any shareholder. There are situations where changes in the mutual fund industry, the operations of the Trust, the laws and regulations governing the Trust, or other changes in circumstances make it necessary or desirable to amend the Declaration of Trust. Allowing the Trustees to amend the Declaration of Trust would give the officers and Trustees the ability to respond more effectively to such situations without burdening the shareholders with the substantial costs of a special shareholder meeting. For example, such an amendment might permit the Trust to attract new shareholders or retain existing shareholders. As an example, one or more shareholders or potential shareholders may wish to use the Trust for long-term investment purposes and request that the Trust provide assurance that it will remain in existence and registered as an investment company with the Securities and Exchange Commission for an extended period of time. Since providing this assurance would not adversely affect the other shareholders of the Fund, the proposed amendment to the Declaration of Trust would permit the Trustees to amend the Declaration of Trust in a manner that provides this assurance, and thereby avoid the cost of holding a special shareholders' meeting for this purpose. The proposed amendment would revise the last sentence of Section 11.3 of the Declaration of Trust as follows (added language underscored):

      The Trustees may also amend this Declaration without the vote or consent of Shareholders (i) if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing to do so, or (ii) if they determine that the amendment will not materially adversely affect the rights of shareholders hereunder.

      Approval of this Proposal requires the affirmative vote of the holders of a majority of the shares of the Trust entitled to vote at the Meeting. The Amendment to the Declaration of Trust would become effective upon adoption by the shareholders. If it is not approved by the Trust's shareholders, the Trustees will take such action as they deem necessary or appropriate in the best interests of the Trust's shareholders, subject to legal, requirements.

                             ADDITIONAL INFORMATION

      The expenses of preparation, printing and mailing by the Trust of the proxy materials in connection with the matter to be considered at the meeting will be borne by the Merrill Lynch Asset Management, L.P. ("MLAM"), the Trust's adviser. MLAM will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Trust. MLAM also may hire proxy solicitors at its expense.

      In order to obtain the necessary vote at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Trust.

                               Exhibit to Item 77C
                   (as filed with the SEC on August 10, 1999)

      All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the amendment to the Declaration of Trust of the Trust.

      Broker-dealer firms, including Merrill Lynch, holding Trust shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Trust understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may not, without instructions from their customers and clients, grant authority to the proxies designated to vote on the Proposal. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned but which are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for the purposes of a quorum. Merrill Lynch has advised the Trust that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on the Proposal in the same proportion as it has voted shares for which it has received instructions. However, abstentions and broker non-votes will be included in the determination of the number of shares present at the Meeting and will have the same effect as a vote against the Proposal.

      The Declaration of Trust establishing the Trust, dated May 7, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Funds For Institutions Series" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Series may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said Series but the Trust Property only shall be liable.

Address of Investment Adviser and Distributor

      The principal office of the Trust's Investment Adviser and Distributor is located at P.O. Box 9011, Princeton, New Jersey 08543-9011.

Meetings of Shareholders

      The Fund's Declaration of Trust does not require that the Trust hold an annual meeting of shareholders. The Trust will be required, however, to call special meetings of shareholders in accordance with the requirements of the Investment Company Act of 1940 to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Trust. The Trust also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration of Trust of the Trust provides for the calling of shareholders' meetings at the request of 10% of the outstanding shares or by a majority of the Trustees.

By Order of the Board


PHILLIP GILLESPIE
Secretary

Dated: August 18, 1999

                               Exhibit to Item 77P

                           MERRILL LYNCH TREASURY FUND

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S    Security                  Amount       Competitive Broker        Prices     Security            Rating
------      ----  ---    --------                  ------       ------------------        ------     --------            ------
05/19/1999  GSI   P      U.S. Treasury Bill        20.00MM   MORGAN STANLEY & CO, INC.     4.5350    USTB 9/9/99           NR
05/20/1999               due 09/09/1999                      DONALDSON, LUFKIN & JEN       4.5300    USTB 9/9/99           NR
                         @ 4.5350 % NR

05/25/1999  GSI   S      U.S. Treasury Bill         5.80MM   JP MORG. SEC/MORG. GUAR TR    4.2250    USTB 7/1/99           NR
05/27/1999               due 07/01/1999                      DONALDSON, LUFKIN & JEN       4.2300    USTB 7/1/99           NR
                         @ 4.2200 % NR

05/25/1999  GSI   S      U.S. Treasury Bill         5.30MM   JP MORG. SEC/MORG. GUAR TR    4.3000    USTB 6/3/99           NR
05/27/1999               due 06/03/1999                      DONALDSON, LUFKIN & JEN       4.3000    USTB 6/3/99           NR
                         @ 4.2900 % NR

05/25/1999  GSI   S      U.S. Treasury Bill         4.10MM   AUBREY G LANSTON & CO INC.    4.3750    USTB 7/29/99          NR
05/27/1999               due 07/29/1999                      DONALDSON, LUFKIN & JEN       4.3800    USTB 7/29/99          NR
                         @ 4.3750 % NR

05/25/1999  GSI   P     U.S. Treasury Bill         16.00MM   DONALDSON, LUFKIN & JEN       4.4950    USTB 8/26/99          NR
05/27/1999               due 08/26/1999                      DEUTSCHE BANK SECUR. INC.     4.4900    USTB 8/26/99          NR
                        @ 4.4950 % NR

08/21/1999  GSI   P     U.S. Treasury Bill         20.00MM   DONALDSON, LUFKIN & JEN       4.6000    USTB 09/23/99         NR
06/24/1999               due 09/23/1999                      HSBC SECURITIES, INC.         4.6000    USTB 09/23/99         NR
                         @ 4.6050 % NR

                               Exhibit to Item 77P

                           MERRILL LYNCH TREASURY FUND

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S   Security                     Amount    Competitive Broker          Prices     Security              Rating
------      ----  ---   --------                     ------    ------------------          ------     --------              ------
08/06/1999  GSI   S     U.S. Treasury Bill           15.00MM   AUBREY 0 LANSTON & CO INC.  4.3800    USTB 09/02/99           NR
08/06/1999              due 09/02/1999                         JP MORG. SEC/MORG. GUAR TR  4.4000    USTB 09/02/99           NR
                        @ 4.3700 % NR

08/06/1999  GSI   S     U.S. Treasury Bill           15.00MM   AUBREY G LANSTON & CO INC.  4.5300    USTB 09/09/99           NR
08/06/1999              due 09/09/1999                         DEUTSCHE BANK SECUR. INC.   4.5300    USTB 09/09/99           NR
                        @ 4.5100 % NR

08/31/1999  GSI   P     U.S. Treasury Bill           50.00MM   JP MORG. SEC/MORG. GUAR TR  4.8350    USTB 12/02/99           NR
09/02/1999              due 12/02/1999                         DEUTSCHE BANK SECUR. INC.   4.8350    USTB 12/02/99           NR
                        @ 4.8350 % NR

08/31/1999  GSI   S     U.S. Treasury Note           50.00MM   JP MORG. SEC/MORG. GUAR TR  4.7210    USTN 6.000 10/15/1992   NR
09/02/1999              cpn 8.0000 due 10/15/1999              DEUTSCHE BANK SECUR. INC.   4.7210    USTN 6.000 10/15/1992   NR
                        dtd 10/15/1992 @ 4.6880 % NR

09/03/1999  GSI   S     U.S. Treasury Bill           71.70MM   SG COWEN SECURITIES         5.0300    USTB 09/09/99           NR
09/07/1999              due 09/09/1999                         DEUTSCHE BANK SECUR. INC.   5.0500    USTB 09/09/99           NR
                        @ 5.0000 % NR

09/03/1999  GSI   P     U.S. Treasury Bill           71.80MM   SG COWEN SECURITIES         5.1650    USTB 09/15/99           NR
09/07/1999              due 09/15/1999                         DEUTSCHE BANK SECUR. INC.   5.1700    USTB 09/15/99           NR
                        @ 5.1700 % NR

09/14/1999  GSI   S     U.S. Treasury Bill            4.00MM   SG COWEN SECURITIES         4.1300    USTB 10/07/99           NR
09/14/1999              due 10/07/1999                         MORGAN STANLEY & CO. INC.   4.1100    USTB 10/07/99           NR
                        @ 4.1000 % NR

09/14/1999  GSI   S     U.S. Treasury Bill           10.00MM   MORGAN STANLEY & CO. INC.   4.6100    USTB 12/02/99           NR
09/14/1999              due 12/02/1999                         DEUTSCHE BANK SECUR. INC.   4.6200    USTB 12/02/99           NR
                        @ 4.6100 % NR

10/21/1999  GSI   P     U.S. Treasury Bill            1.40MM   JP MORG. SEC/MORG. GUAR TR  4.5000    USTB 10/28/99           NR
10/21/1999              due 10/28/1999                         SG COWEN SECURITIES         4.5100    USTB 10/28/99           NR
                        @ 4.5000 % NR

10/28/1999  GSI   S     U.S. Treasury Bill           13.60MM   DEUTSCHE BANK SECUR. INC.   4.5500    USTB 11/04/99           NR
10/29/1999              due 11/04/1999                         SG COWEN SECURITIES         4.6000    USTB 11/04/99           NR
                        @ 4.5000 % NR

10/28/1999  GSI   P     U.S. Treasury Bill           13.70MM   DEUTSCHE BANK SECUR. INC.   4.9800    USTB 01/27/2000         NR
10/29/1999              due 01/27/2000                         SG COWEN SECURITIES         4.9800    USTB 01/27/2000         NR
                        @ 4.9800 % NR

                               Exhibit to Item 77P

                           MERRILL LYNCH INSTITUTIONAL

                                 TRADING VOLUME

Trade      Sub
Settle     Code  P/S  Security                       Amount   Competitive Broker          Prices  Security                    Rating
------     ----  ---  --------                       ------   ------------------          ------  --------                    ------
05/18/1999  MMI  P    Commerzbank AG YD              50.00MM  SALOMON SMITH BARNEY INC.   5.3400  Commerzbank AG YD              FT
05/20/1999            cpn 5.2900 due 05/22/2000               CHASE SECURITIES, INC.      5.3400  Commerzbank AG YD              FT
                      dtd 05/20/1999 @ 5.3500 % FT

05/19/1999  MMI  P    Tulip Funding Corp. CP         60.40MM  GOLDMAN SACHS & COMPANY     4.8500  Tulip Funding Corp. CP         FT
05/19/1999            due 06/23/1999                          LEHMAN BROS. INC./LCPI      4.8500  Old Line Funding CP            FT
                      @ 4.8500 % FT

05/19/1999  MMI  P    Bayerische HYPO-UND VY         84.00MM  SALOMON SMITH BARNEY INC.   4.8850  Hypovereins Bank W             FT
05/20/1999            cpn 4.8120 due 05/15/2000               CHASE SECURITIES, INC.      4.8850  Hypovereins Bank VY            FT
                      dtd 05/13/1999 @ 4.8850 % FT

06/16/1999  MMI  S    Sigma Finance Inc. CP          18.00MM  JP MORG. SEC/MORG. GUAR TR  4.8200  Sigma Finance Inc. CP          FT
06/16/1999            due 06/23/1999                          LEHMAN BROS. INC./LCPI      4.8100  Sigma Finance Inc. CP          FT
                      @ 4.8100 % FT

06/16/1999  MMI  S    Sigma Finance Inc. CP          50.00MM  JP MORG. SEC/MORG. GUAR TR  4.8200  Sigma Finance Inc. CP          FT
06/16/1999            due 06/21/1999                          LEHMAN BROS. INC./LCPI      4.8100  Sigma Finance Inc. CP          FT
                      @ 4.8100 % FT

06/16/1999  MMI  P    Sigma Finance Inc. CP          68.00MM  JP MORG. SEC/MORG. GUAR TR  5.1000  Sigma Finance Inc. CP          FT
06/16/1999            due 09/03/1999                          LEHMAN BROS. INC./LCPI      5.1200  Sigma Finance Inc. CP          FT
                      @ 5.1200 % FT

07/08/1999  GSI  P    Federal Home Loan Mrtg. Co AF  25.00MM  GOLDMAN SACHS & COMPANY     5.2480  Federal Home Loan Mrtg. Co AF  NR
07/14/1999            cpn 5.2330 due 07/14/2000               CREDIT SUISSE FIRST BOSTON  5.2530  Federal Home Loan Mrtg. Co AF  NR
                      dtd 07/14/1999 @ 5.2840 % NR

                               Exhibit to Item 77P

                           MERRILL LYNCH INSTITUTIONAL

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S  Security                      Amount   Competitive Broker          Prices  Security                    Rating
------      ----  ---  --------                      ------   ------------------          ------  --------                    ------
08/02/1999  MMI   P    Commerzbank AG YD             25.00MM  CHASE SECURITIES, INC.      5.9600  Commerzbank AG YD             FT
08/04/1999             cpn 5.9100 due 08/04/2000              SALOMON SMITH BARNEY INC.   5.9600  Commerzbank AG YD             FT
                       dtd 08/04/1999 @ 5.9600 % FT

08/12/1999  MMI   P    Amsterdam Funding Co. CP      25.00MM  GOLDMAN SACHS & COMPANY     5.7400  Tulip Funding Co. CP          FT
08/12/1999             due 02/01/2000                         LEHMAN BROS. INC./LCPI      5.7400  Amsterdam Funding Co. CP      FT
                       @ 5.7800 % FT


08/27/1999  MMI   P    Finova Capital Corp. CP       25.00MM  LEHMAN BROS. INC./LCPI      5.8500  Finova Capital Corp. CP       FT
08/27/1999             due 02/18/2000                         GOLDMAN SACHS & COMPANY     5.8600  Finova Capital Corp. CP       FT
                       @ 5.8500 % FT

08/30/1999  MMI   P    Edison Asset Securit. LLC CP  40.80MM  GOLDMAN SACHS & COMPANY     5.7000  CSW Credit, Inc. CP           FT
08/30/1999             due 02129/2000                         LEHMAN BROS. INC./LCPI      5.6900  Vodafone Airtouch CP          FT
                       @ 5.7500 % FT

09/08/1999  MMI   P    Edison Asset Securit. LLC CP  50.00MM  CREDIT SUISSE FIRST BOSTON  5.7300  Santander Finance CP          FT
09/08/1999             due 03/08/2000                         GOLDMAN SACHS & COMPANY     5.6000  BP America Inc. CP            FT
                       @ 5.7500 % FT

09/15/1999  MMI   P    Edison Asset Securit. LLC CP  50.00MM  GOLDMAN SACHS & COMPANY     5.7900  Edison Asset Securit. LLC CP  FT
09/15/1999             due 03/16/2000                         PAINEWEBBER INC.            5.7900  Edison Asset Seurit. LLC CP   FT
                       @ 5.7900 % FT

09/16/1999  MMI   P    Norbanken N. America Inc. CP  50.00MM  CREDIT SUISSE FIRST BOSTON  5.3500  Norbanken N. America Inc. CP  FT
09/18/1999             due 12/27/1999                         JP MORO. SEC/MORG. GUAR TR  5.3500  KFW International Finance CP  FT
                       @ 5.3500 % FT

10/05/1999  MMI   P    Credit Com. De Belgique YD    25.00MM  GOLDMAN SACHS & COMPANY     6.1900  Societe Generale YD           FT
10/06/1999             cpn 5.9800 due 10/02/2000              CREDIT SUISSE FIRST BOSTON  6.2000  Bank of Nova Scotia YD        FT
                       dtd 10/01/1999 @ 8.2300 % FT

10/06/1999  MMI   P    Apreco, Inc. CP               20.00MM  GOLDMAN SACHS & COMPANY     5.4000  Apreco, Inc. CP               FT
10/06/1999             due 11/22/1999                         SALOMON SMITH BARNEY INC.   5.4000  Apreco, Inc. CP               FT
                       @ 5.4000 % FT

10/07/1999  MMI   P    Credit Comm. De Belgique YD   30.00MM  DEUTSCHE BANK SECUR. INC.   6.2100  Deutsche Bank A.G. YD         FT
10/0711999             cpn 5.9800 due 10/02/2000              CHASE SECURITIES, INC.      6.2500  First USA Bank N.A. YD        FT
                       dtd 10/01/1999 @ 6.2500 % FT

10/08/1999  MMI   P    Finova Capital Corp. CP       50.00MM  CHASE SECURITIES, INC.      5.4300  Finova Capital Corp. CP       FT
10/08/1999             due 12/13/1999                         LEHMAN BROS. INC./LCPI      5.4300  Finova Capital Corp. CP       FT
                       @ 5.4300 % FT

10/26/1999  GSI   P    Tulip Funding Corp. CP        28.40MM  LEHMAN BROS. INC./LCPI      6.0000  Corporate Receivable CP       FT
10/28/1999             due 02/15/2000                         GOLDMAN SACHS & COMPANY     6.0600  Finova Capital Corp. CP       FT
                       @ 6.0600 % FT

                               Exhibit to Item 77P

                               MERRILL LYNCH GOVT

                                 TRADING VOLUME

Trade      Sub
Settle     Code  P/S  Security                        Amount  Competitive Broker          Prices  Security                   Rating
------     ----  ---  --------                        ------  ------------------          ------  --------                   ------
05/06/1999  GSI  P    Federal Home Loan Bank AF      50.00MM  MORGAN STANLEY & CO. INC.   4.8500  Federal Home Loan Bank AF      NR
05/12/1999            cpn 4.7750 due 05/12/2000               GOLDMAN SACHS & COMPANY     4.7800  Federal Home Loan Bank AF      NR
                      dtd 05/12/1999 @ 4.8620 % NR

05/24/1999  GSI  P    Federal Home Loan Mrtg. Co DN  70.00MM  CREDIT SUISSE FIRST BOSTON  4.7950  Federal Home Loan Mrtg. Co DN  NR
05/24/1999            due 08/19/1999                          GOLDMAN SACHS & COMPANY     4.7900  Federal Home Loan Mrtg. Co DN  NR
                      @ 4.8000 % NR

07/01/1999  GSI  P    Federal Home Loan Bank AF      75.00MM  GOLDMAN SACHS & COMPANY     5.1520  Federal Home Loan Bank AF      NR
07/14/1999            cpn 5.1930 due 07/14/2000               CREDIT SUISSE FIRST BOSTON  5.1820  Federal Home Loan Bank AF      NR
                      dtd 07/14/1999 @ 5.2450 % NR

07/08/1999  GSI  P    Federal Home Loan Mrtg. Co AF  75.00MM  GOLDMAN SACHS & COMPANY     5.2480  Federal Home Loan Mrtg. Co AF  NR
07/14/1999            cpn 5.2330 due 07/14/2000               CREDIT SUISSE FIRST BOSTON  5.2530  Federal Home Loan Mrtg. Co AF  NR
                      dtd 07/14/1999 @ 5.2840 % NR

07/21/1999  GSI  P    Federal Natl. Mrtg. Assn. AF   75.00MM  MORGAN STANLEY & CO. INC.   5.0660  Federal Natl. Mrtg. Assn. AF   NR
08/02/1999            cpn 4.9970 due 08/02/2000               CREDIT SUISSE FIRST BOSTON  5.0600  Federal Natl. Mrtg. Assn. AF   NR
                      dtd 08/02/1999 @ 5.0780 % NR

                               Exhibit to Item 77P

                               MERRILL LYNCH GOVT

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S  Security                     Amount    Competitive Broker           Prices  Security                   Rating
------      ----  ---  --------                     ------    ------------------           ------  --------                   ------
08/30/1999  GSI   P    Federal Nat Mrtg. Assn. DN   35.00MM   BANKAMERICA SECURITIES INC.  5.4700  Federal Natl. Mrtg. Assn. DN  NR
08/31/1999             due 02/25/20O0                         HSBC SECURITIES, INC.        5.4800  Federal Home Loan Mrtg. DN    MR
                       @ 5.5000 % NR

                               Exhibit to Item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade      Sub
Settle     Code  P/S  Security                       Amount   Competitive Broker          Prices  Security                    Rating
------     ----  ---  --------                       ------   ------------------          ------  --------                    ------
05/19/1999  MMI  P    Bayerische HYPO-UND AG VY      50.00MM  SALOMON SMITH BARNEY INC.   4.8850  Hypovereins Bank VY            FT
05/20/1999            cpn 4.8120 due 05/15/2000               CHASE SECURITIES, INC.      4.8850  Hypovereins Bank VY            FT
                      dtd 05/13/1999 @ 4.8850 % FT

06/21/1999  MMI  P    General Motors Accept Co. MV   56.50MM  CREDIT SUISSE FIRST BOSTON  4.9680  General Motors Accept. Co. MV  FT
06/22/1999            cpn 4.9800 due 07/20/2000               GOLDMAN SACHS & COMPANY     4.9680  General Motors Accept. Co. MV  FT
                      dtd 07/20/1998 @ 5.0050 % FT

07/06/1999  MMI  P    Thames Asset Glb. Secur. CP    69.00MM  LEHMAN BROS. INC./LCPI      5.1700  Thames Asset Glb. Secur. CP    FT
07/06/1999            due 10/06/1999                          GOLDMAN SACHS & COMPANY     5.1500  Thames Asset Glb. Secur. CP    FT
                      @ 5.1900 % FT

07/08/1999  GSI  P    Federal Home Loan Mrtg. Co AF  25.00MM  GOLDMAN SACHS & COMPANY     5.2480  Federal Home Loan Mrtg. Co AF  NR
07/14/1999            cpn 5.2330 due 07/14/2000               CREDIT SUISSE FIRST BOSTON  5.2530  Federal Home Loan Mrtg. Co AF  NR
                      dtd 07/14/1999 @ 5.2840 % NR

                               Exhibit to Item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S  Security                       Amount    Competitive Broker          Prices  Security                  Rating
------      ----  ---  --------                       ------    ------------------          ------  --------                  ------
08/02/1999  MMI   P    Commerzbank AG YD              25.00MM   CHASE SECURITIES, INC.      5.9600  Commerzbank AG YD             FT
08/04/1999             cpn 5.9100 due 08/04/2000                SALOMON SMITH BARNEY INC.   5.9600  Commerzbank AG YD             FT
                       dtd 08/04/1999 @ 5.9800 % FT

08/12/1999  MMI   P    Tulip Funding Corp. CP         12.30MM   GOLDMAN SACHS & COMPANY     5.7400  Tulip Funding Corp. CP        FT
08/12/1999             due 02/14/2000                           LEHMAN BROS. INC./LCPI      5.7400  Amsterdam Funding CP          FT
                       @ 5.7800 % FT

08/12/1999  MMI   P    Amsterdam Funding Co. CP       25.00MM   GOLDMAN SACHS & COMPANY     5.7400  Tulip Funding Co. CP          FT
08/12/1999             due 02/01/2000                           LEHMAN BROS. INC /LCPI      5.7400  Amsterdam Funding Co. CP      FT
                       @ 5.7800 % FT

08/13/1999  MMI   P    Amsterdam Funding Corp. CP     25.00MM   LEHMAN BROS. INC./LCPI      5.7700  Amsterdam Funding Corp. CP    FT
08/13/1999             due 02/04/2000                           GOLDMAN SACHS & COMPANY     5.7500  Tulip Funding Corp. CP        FT
                       @ 5.7800 % FT

08/27/1999  MMI   P    Finova Capital Corp. CP        45.00MM   LEHMAN BROS. INC./LCPI      5.8500  Finova Capital Corp. CP       FT
08/27/1999             due 02/18/2000                           GOLDMAN SACHS & COMPANY     5.8500  Finova Capital Corp. CP       FT
                       @ 5.8500 % FT

09/08/1999  MMI   P    Edison Asset Securit. LLC CP   48.00MM   CREDIT SUISSE FIRST BOSTON  5.7300  Santander Finance CP          FT
09/08/1999             due 03/09/2000                           GOLDMAN SACHS & COMPANY     5.6000  BP America Inc. CP            FT
                       @ 5.7500 % FT

09/14/1999  MMI   P    Edison Asset Securit. LLC CP   19.00MM   GOLDMAN SACHS & COMPANY     5.6000  BP America Inc. CP            FT
09/14/1999             due 03/10/2000                           LEHMAN BROS. INC./LCPI      5.7800  Beta Finance Inc. CP          FT
                       @ 5.7800 % FT

09/15/1999  MMI   P    Edison Asset Securit. LLC CP  100.00MM   GOLDMAN SACHS & COMPANY     5.7900  Edison Asset Securit. LLC CP  FT
09/15/1999             due 09/16/2000                           PAINEWEBBER INC.            5.7900  Edison Asset Securit. LLC CP  FT
                       @ 5.7900 % FT

09/16/1999  MMI   P    Nordbanken N. America Inc. CP  50.00MM   CREDIT SUISSE FIRST BOSTON  5.3500  Nordbanken N. America Inc. CP FT
09/16/1999             due 12/27/1999                           MORG. SEC/MORG. GUAR TR     5.3500  KWF International Finance CP  FT
                       @ 5.3500 % FT

09/16/1999  MMI   P    Apreco, Inc. CP                25.00MM   LEHMAN BROS. INC./LCPI      5.4000  Apreco, Inc. CP               FT
09/16/1999             due 12/15/1999                           GOLDMAN SACHS & COMPANY     5.4000  Apreco, Inc. CP               FT
                       @ 5.4000 % FT

09/16/1999  MMI   P    Unifunding Inc. CP             50.00MM   CREDIT SUISSE FIRST BOSTON  5.3500  Norbanken NA CP               FT
09/17/1999             due 12/23/1999                           JP MORG. SEC/MORG. GUAR TR  5.3500  KFW Intl. Finance CP          FT
                       @ 5.3500 % FT

09/22/1999  MMI   P    Interperu Funding Limited CP   30.00MM   CREDIT SUISSE FIRST BOSTON  5.8300  Interperu Funding Limited CP  FT
09/24/1999             due 03/22/2000                           PAINEWEBBER INC.            5.8000  Edison Asset CP               FT
                       @ 5.8300 % FT

10/05/1999  MMI   P    Credit Comm. De Belgique YD    25.00MM   GOLDMAN SACHS & COMPANY     6.1900  Societe Generale YD           FT
10/06/1999             cpn 5.9600 due 10/02/2000                CREDIT SUISSE FIRST BOSTON  6.2000  Bank of Nova Scotia YD        FT
                       dtd 10/01/1999 @ 6.2300 % FT

                               Exhibit to Item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S  Security                      Amount    Competitive Broker         Prices    Security                 Rating
------      ----  ---  --------                      ------    ------------------         ------    --------                 ------
10/06/1999  MMI   P    Apreco, Inc. CP               55.00MM   GOLDMAN SACHS & COMPANY    5.4000    Apreco, Inc. CP             FT
10/06/1999             due 11/22/1999                          SALOMON SMITH BARNEY INC.  5.4000    Apreco, Inc. CP             FT
                       @ 5.4000 % FT

10/07/1999  MMI   P    Credit Comm. De Belgique YD   45.00MM   DEUTSCHE BANK SECUR. INC.  6.2100    Deutsche Bank AG. YD        FT
10/07/1999             cpn 5.9600 due 10/02/2000               CHASE SECURITIES, INC.     6.2500    First USA Bank, N>A. YD     FT
                       dtd 10/01/1999 @ 6.2500 % FT

10/26/1999  GSI   P    Tulip Funding Corp. CP        12.70MM   LEHMAN BROS. INC./LCPI     6.0000    Corporate Receivable CP     FT
10/26/1999             due 02/15/2000                          GOLDMAN SACHS & COMPANY    6.0600    Finova Capital Corp. CP     FT
                       @ 6.0600 % FT

                               Exhibit to Item 77P

                           ML RATED INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S  Security                       Amount    Competitive Broker          Prices  Security                  Rating
------      ----  ---  --------                       ------    ------------------          ------  --------                  ------
10/29/1999  MMI   P    Toyota Motor Credit Corp. CP   15.80MM   GOLDMAN SACHS & COMPANY     5.2800  Lucent Technologies CP      FT
10/29/1999             due 11/01/1999                           JP MORG. SEC/MORG. GUAR TR  5.3000  Heinz (H.J.) Company CP     FT
                       @ 5.3000 % FT


                                       10